Exhibit 99.1

FIRST AMENDMENT TO CREDIT AGREEMENT AND LIMITED CONSENT

This First Amendment to Credit Agreement and Limited Consent dated as of April 4, 2006 (this “Amendment”), is made by and among HEALTH MANAGEMENT ASSOCIATES, INC., a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders party to the hereinafter described Credit Agreement (in such capacity, the “Administrative Agent”), and EACH OF THE LENDERS SIGNATORY HERETO.

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of May 14, 2004 (the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrower a revolving credit facility, including a letter of credit subfacility; and

WHEREAS, the Borrower has notified the Administrative Agent and the Lenders that it desires (a) from time to time to incur unsecured Indebtedness that is pari passu to the Obligations, which Indebtedness (the “Pari Passu Debt”) (i) contains negative pledge clauses no more restrictive than the restrictions imposed by the Credit Agreement, (ii) may provide for unsecured springing Subsidiary guaranties of such Pari Passu Debt under such circumstances that also require the delivery of Subsidiary guaranties under Section 6.16 of the Credit Agreement (the “Subsidiary Pari Passu Guaranties”), and (iii) permits the issuance of Subsidiary guaranties as contemplated in the Credit Agreement, and (b) to change the end of its Fiscal Year from September 30 to December 31; and

WHEREAS, the Credit Agreement (i) prohibits such negative pledge clauses and any change to the Borrower’s Fiscal Year end and (ii) restricts Subsidiary Indebtedness for Money Borrowed in a manner that could prohibit the execution and delivery of the Subsidiary Pari Passu Guaranties; and

WHEREAS, the Administrative Agent and the Lenders signatory hereto are willing to amend the Credit Agreement to allow such negative pledge clauses and Subsidiary Pari Passu Guaranties, and to consent to such change to the Borrower’s Fiscal Year end, in each case as more particularly set forth herein;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Amendment. Subject to the terms and conditions set forth herein, and in reliance upon the representations and warranties of the Borrower made herein, the Administrative Agent and the Lenders signatory hereto hereby agree that

(a) Section 1.01 of the Credit Agreement shall be amended by adding the following definitions in the proper order therein:

“Pari Passu Debt” means unsecured Indebtedness for Money Borrowed of the Borrower that is pari passu to the Obligations and permits the issuance of the Guaranty (including any joinder to the Guaranty) provided for in this Agreement.

“Subsidiary Pari Passu Guaranty” means an unsecured springing guaranty by a Subsidiary of Pari Passu Debt issued under circumstances that also require the delivery by such Subsidiary of a Guaranty under Section 6.16.

(b) the proviso to clause (a)(iii) of Section 7.14 of the Credit Agreement shall be deleted in its entirety and the following shall be inserted in lieu thereof:

“provided, however, that this clause (iii) shall not prohibit any negative pledge incurred or provided in favor of any holder of Indebtedness permitted hereunder if (x) such Indebtedness ranks pari passu with the Obligations and such negative pledge is no more restrictive than, and permits, the restrictions imposed by Sections 7.03 and 7.14 of this Agreement, or (y) such negative pledge relates solely to the property financed by or the subject of such Indebtedness;” and

(c) Section 7.04 of the Credit Agreement shall be amended by deleting the parenthetical at the end of such Section and inserting the following in lieu thereof:

“(exclusive, after the Trigger Date, of (x) the Guaranty and (y) Subsidiary Pari Passu Guaranties issued by Subsidiaries who are (or substantially simultaneously become) party to the Guaranty).”

2.	Limited Consent. Subject to the terms and conditions set forth herein, and in reliance upon the representations and warranties of the Borrower made herein, the Administrative Agent and the Lenders signatory hereto hereby (a) consent to the Borrower changing the end of its Fiscal Year from September 30 to December 31, (b) waive any contrary requirements of the Credit Agreement, including Section 7.10 or 1.03(a) of the Credit Agreement; and (c) agree that, when used in the Credit Agreement in reference to any fiscal year ending on or after the effective date of such change, the term “Fiscal Year” shall be deemed to refer to the twelve month fiscal period of the Borrower and its Subsidiaries commencing on January 1 of such calendar year and ending on December 31 of such calendar year; provided, in each case, that (i) such change in Fiscal Year end occurs on or before April 30, 2006, and (ii) if such change in Fiscal Year end occurs, the Borrower will deliver audited financial statements to the Administrative Agent with respect to the fiscal quarter ended December 31, 2005, on or before the date that the Borrower delivers its audited financial statements pursuant to Section 6.01(a) of the Credit Agreement for the fiscal year ending December 31, 2006.

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The consents and waivers set forth in this Section 2 are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Credit Agreement or any other Loan Document are intended to be effected hereby.

3.	Effectiveness; Conditions Precedent. The effectiveness of this Amendment, the amendment set forth in Section 1 and the consents and waivers set forth in Section 2 are subject to the satisfaction of the following conditions precedent:

(a)	the Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:

(i)	a counterpart of this Amendment, duly executed by the Borrower, the Administrative Agent, and the Required Lenders; and

(ii)	such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the Administrative Agent shall reasonably request; and

(b)	all reasonable fees and expenses payable to the Administrative Agent and the Lenders (including the reasonable fees and expenses of counsel to the Administrative Agent related to this Amendment) estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

4.	Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(a)	The representations and warranties made by the Borrower in Article V of the Credit Agreement and in each of the other Loan Documents to which the Borrower is a party are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date and except that the representations and warranties contained in subsections (a) and (b) of Section 5.07 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b) of Section 6.01 of the Credit Agreement;

(b)	Since the date of the most recent financial reports of the Borrower delivered pursuant to Section 6.01(a) of the Credit Agreement, no act, event, condition or circumstance has occurred or arisen which, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect;

(c)	This Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower; and

(d)	No Default or Event of Default has occurred and is continuing.

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5.	Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

6.	Ratification of Loan Documents. As amended by Section 1 and supplemented by Section 2 of this Amendment, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

7.	Counterparts. This Amendment may be executed by facsimile and in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

8.	Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Section 10.17 of the Credit Agreement.

9.	Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

10.	References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as supplemented hereby.

11.	Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each of the Lenders, and their respective successors, legal representatives, and permitted assignees.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

HEALTH MANAGEMENT ASSOCIATES, INC.

By:	/s/ Robert E. Farnham
Name:	Robert E. Farnham
Title:	Senior Vice President-Finance and
Chief Financial Officer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Aamir Saleem
Name:	Aamir Saleem
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender and L/C Issuer

By:	/s/ Joseph L. Corah
Name:	Joseph L. Corah
Title:	Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jeanette A. Griffin
Name:	Jeanette A. Griffin
Title:	Director

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Dawn Lee Lum
Name:	Dawn Lee Lum
Title:	Vice President

SUNTRUST BANK, as a Lender

By:	/s/ John W. Teasley
Name:	John W. Teasley
Title:	Director

MIZUHO CORPORATE BANK, LTD., as a Lender

By:	/s/ Raymond Ventura
Name:	Raymond Ventura
Title:	Deputy General Manager

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ J. T. Taylor
Name:	J. T. Taylor
Title:	Senior Vice President

SUMITOMO MITSUI BANKING CORPORATION, NEW YORK, as a Lender

By:	/s/ David A. Buck
Name:	David A. Buck
Title:	Senior Vice President

BARCLAYS BANK PLC, as a Lender

By:	/s/ David Barton
Name:	David Barton
Title:	Associate Director

U.S. BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ S. Walker Choppin
Name:	S. Walker Choppin
Title:	S.V.P.

CALYON NEW YORK BRANCH, as a Lender

By:	/s/ Charles Heidsieck
Name:	Charles Heidsieck
Title:	Managing Director

By:	/s/ Tom Randolph
Name:	Tom Randolph
Title:	Director

NATIONAL CITY BANK OF KENTUCKY, as a Lender

By:	/s/ Erica E. Dowd
Name:	Erica E. Dowd
Title:	Assistant Vice President

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THE NORINCHUKIN BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Toshifumi Tsukitani
Name:	Toshifumi Tsukitani
Title:	General Manager

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